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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2001



                              RVM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-1709                 31-1515410
(State or other jurisdiction of      (Commission             (IRS employer
incorporation or organization)       file number)         identification number)


     753 WEST WATERLOO ROAD, AKRON, OHIO                       44314-1519
     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (330) 753-4545


Former name or former address, if changed since last report: NOT APPLICABLE

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On November 17, RVM Industries, Inc. issued a press release announcing completion on that date of the sale of all the assets, including facilities, of its wholly owned subsidiary, Ravens Metal Products, Inc., to Fontaine Trailer Company, Haleyville, Alabama, an unrelated party. The final sale price will be based on an accounting of assets as of the close of business on November 15, 2001. That accounting will take approximately 30 days to complete. The purchase price was determined in arms length negotiations. There was no preexisting material relationship between the acquirer and the registrant, its officers or directors or its affiliates, including the subsidiary sold.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)  Pro Forma Financial Information

          (c)  Exhibits

               (99) Press Release dated November 17, 2001, announcing the sale of Ravens Metal Products, Inc., a wholly owned subsidiary of the registrant.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RVM INDUSTRIES, INC.



                                       By:  /s/ James R. McCourt
                                            ------------------------
                                            James R. McCourt
                                            Chief Financial Officer


Dated: November 21, 2001


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                              RVM INDUSTRIES, INC.

                             FORM 8-K CURRENT REPORT


                                INDEX OF EXHIBITS


99 Press Release dated November 17, 2001, announcing the sale of Ravens Metal Products, Inc., a wholly owned subsidiary of the registrant.